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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                October 15, 1999



                       EFFECTIVE MANAGEMENT SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)



     Wisconsin                     0-23438                    39-1292200
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(State or Other Jurisdiction     (Commission                (IRS Employer
of Incorporation)                         File Number)      Identification No.)



12000 West Park Place, Milwaukee, Wisconsin                      53224
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(Address of Principal Executive Offices)                      (Zip Code)



Registrant's telephone number, including area code   (414) 359-9800
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 1.        CHANGES IN CONTROL OF REGISTRANT.
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               (a)-(b) On September 1, 1999, IFS Americas, Inc., a Delaware
corporation ("Parent"), announced that the tender offer (the "Offer"), by IFS Acquisition, Inc. ("Purchaser"), a Wisconsin corporation and a wholly-owned subsidiary of Parent, to purchase all outstanding shares of common stock, par value $.01 per share (the "Shares"), of Effective Management Systems, Inc., a Wisconsin corporation (the "Company"), at a purchase price of $4.50 per share net to the seller in cash, without interest thereon, expired at 5:00 p.m., New York City time, on Friday, October 15, 1999. Parent has informed the Company that Purchaser accepted for purchase all Shares validly tendered and not withdrawn prior to the expiration of the Offer. Parent has further informed the Company that as a result of purchasing all Shares tendered in the Offer, Purchaser owns 5,302,856 Shares, representing approximately 97% of the Company's Shares. Parent is a subsidiary of Industrial & Financial Systems, IFS AB, a corporation organized under the laws of Sweden. A copy of the press release announcing the expiration of the Offer and the acceptance for payment of validly tendered Shares is incorporated herein by reference.

               Pursuant to an Agreement and Plan of Merger, dated as of September 1, 1999 (the "Merger Agreement"), by and among the Company, Parent and Purchaser, Parent intends to cause Purchaser to merge with and into the Company (the "Merger"). After the effective time of the Merger, each outstanding Share (other than Shares then owned by Parent, Purchaser, any wholly-owned subsidiary of Parent or Purchaser, in the treasury of the Company or owned by any wholly-owned subsidiary of the Company) will be converted into the right to receive $4.50 net to the seller in cash, without interest thereon. As a result of the Merger, the separate corporate existence of Purchaser will cease and the Company will be a direct, wholly-owned subsidiary of Parent.

               The Offer was made and the Merger will be effected pursuant to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The terms of the Purchaser's financing for the Offer are described in Section 9 of the Offer to Purchase, dated September 8, 1999 (the "Offer to Purchase"). The Offer to Purchase and the related Letter of Transmittal are incorporated herein by reference.

               The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement.

Item 7.        Financial Statements and Exhibits.
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(a)            Not Applicable

(b)            Not Applicable

(c)            Exhibits

2.1 Agreement and Plan of Merger, dated as of September 1, 1999, among IFS Americas, Inc., IFS Acquisition, Inc. and Effective Management Systems, Inc. (incorporated herein by reference to Exhibit (c)(1) to the Schedule 14D-9 of Effective Management Systems, Inc., dated September 8, 1999, as amended).

99.1 Press Release of IFS Americas, Inc., dated October 18, 1999 (incorporated herein by reference to Exhibit (a)(9) to Amendment No. 1 to the Schedule 14D-1 of IFS Americas, Inc., IFS Acquisition, Inc. and Industrial & Financial Systems, IFS AB, dated October 18, 1999).

99.2 Offer to Purchase of IFS Acquisition, Inc. (incorporated herein by reference to Exhibit (a)(1) to the Schedule 14D-1 of IFS Americas, Inc., IFS Acquisition, Inc. and Industrial & Financial Systems, IFS AB, dated September 8, 1999, as amended).

99.3           Letter of Transmittal (incorporated by reference to Exhibit
               (a)(2) to the Schedule 14D-1 of IFS Americas, Inc., IFS Acquisition, Inc. and Industrial & Financial Systems, IFS AB, dated September 8, 1999, as amended).


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                                   SIGNATURES
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               Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EFFECTIVE MANAGEMENT SYSTEMS, INC.



Dated: November 1, 1999                By:    /s/ Michael D. Dunham
                                          --------------------------------------
                                              Michael D. Dunham
                                              President and Chief Executive
                                              Officer
                                              Effective Management Systems, Inc.



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Exhibit Index to Current Report on Form 8-K


Exhibit
Number
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2.1            Agreement and Plan of Merger, dated as of September 1, 1999, among IFS Americas, Inc., IFS Acquisition, Inc. and Effective Management Systems, Inc. (incorporated herein by reference to Exhibit (c)(1) to the Schedule 14D-9 of Effective Management Systems, Inc., dated September 8, 1999, as amended).

99.1 Press Release of IFS Americas, Inc., dated October 18, 1999 (incorporated herein by reference to Exhibit (a)(9) to Amendment No. 1 to the Schedule 14D-1 of IFS Americas, Inc., IFS Acquisition, Inc. and Industrial & Financial Systems, IFS AB, dated October 18, 1999).

99.2 Offer to Purchase of IFS Acquisition, Inc. (incorporated herein by reference to Exhibit (a)(1) to the Schedule 14D-1 of IFS Americas, Inc., IFS Acquisition, Inc. and Industrial & Financial Systems, IFS AB, dated September 8, 1999, as amended).

99.3           Letter of Transmittal (incorporated by reference to Exhibit
               (a)(2) to the Schedule 14D-1 of IFS Americas, Inc., IFS Acquisition, Inc. and Industrial & Financial Systems, IFS AB, dated September 8, 1999, as amended).